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                                                                EXHIBIT 10(3)(a)

             AMENDMENT NO 1. TO AMENDED AND RESTATED LOAN AGREEMENT

          This Amendment No. 1 to Amended and Restated Loan Agreement ("Amendment") is entered into with reference to the Amended and Restated Loan Agreement dated as of July 17, 1997, by and among MGM Grand, Inc., a Delaware corporation ("Borrower"), MGM Grand Atlantic City, Inc., a New Jersey corporation ("Atlantic City"), as initial Co-Borrower, the Banks named therein, Societe Generale, The Bank of Nova Scotia, Bank of Scotland, Bankers Trust Company, CIBC Inc., Commerzbank AG, Los Angeles Branch, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, PNC Bank, National Association, and Wells Fargo Bank, N.A., as Managing Agents, Fleet Bank, N.A., as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent, with reference to the following facts:

     A. Pursuant to Section 2.7 of the Loan Agreement, Borrower is entitled to designate Guarantors as additional Co-Borrowers under the Loan Agreement.

     B. By this Amendment, Borrower designates MGM Grand Detroit, LLC. as an additional Co-Borrower.

     C. It is intended that Loans and Letters of Credit provided to MGM Grand Detroit, LLC for the purpose of construction of the Detroit Project not be subject to the condition precedent that no Material Adverse Effect has occurred.

     D. Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.


NOW THEREFORE, Borrower, Atlantic City and Detroit hereby agree to amend the Loan Agreement as follows:

          1.   Amendment to Section 8.3.  The preamble and clause (a) of Section
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8.3 of the Loan Agreement are hereby amended to read in full as follows:

     "8.3  Any Advance.  The obligation of each Bank to make any Advance, and
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     the obligation of the Issuing Bank to issue a Letter of Credit, is subject to the

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     following conditions precedent (unless the Requisite Banks, in their sole and absolute discretion, shall agree otherwise):

               (a) except (i) for representations and warranties which expressly
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          speak as of a particular date or are no longer true and correct as a result of a change which is permitted by this Agreement or (ii) as disclosed by Borrower and the Co-Borrowers and approved in writing by the Requisite Banks, the representations and warranties contained in
          Article 4 (other than Sections 4.4(a), 4.6 (first sentence), 4.10,
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          4.17 and 4.18 (but only if Borrower and its Restricted Subsidiaries are diligently engaged in measures that will result in compliance with all Hazardous Materials Laws)) shall be true and correct on and as of the date of the Advance as though made on that date, PROVIDED THAT IT
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          IS EXPRESSLY UNDERSTOOD AND AGREED THAT THE TRUTH AND ACCURACY OF THE
          REPRESENTATION SET FORTH IN SECTION 4.6 SHALL NOT BE A CONDITION PRECEDENT TO ANY LOAN OR LETTER OF CREDIT MADE OR ISSUED TO DETROIT FOR THE PURPOSE OF FINANCING, DIRECTLY OR INDIRECTLY, THE DESIGN, DEVELOPMENT, CONSTRUCTION OR OPERATION OF THE DETROIT PROJECT;"

     2.   Appointment as Co-Borrower.  Subject to the fulfillment of the
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conditions thereto set forth in Section 2.7 of the Loan Agreement, Detroit is hereby designated as a Co-Borrower, and accepts appointment as a Co-Borrower.

     3.   Conditions Precedent.  The effectiveness of this Amendment shall be
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conditioned upon the receipt by the Administrative Agent of the following:

          (a) Counterparts of this Amendment executed by Borrower, Atlantic City, Detroit, and the Administrative Agent, acting on behalf of the Banks;

          (b) Written consents to the execution, delivery and performance hereof from each of the Banks;

          (c) Written consents to the execution, delivery and performance hereof from each of the Guarantors; and

          (d) Borrower, Atlantic City and Detroit shall have fulfilled each of the conditions precedent to the appointment of Detroit as a Co-Borrower described in Section 2.7 of the Loan Agreement.

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     4.   Representation and Warranty. Borrower represents and warrants to the
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Administrative Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

     5.   Confirmation.  In all other respects, the terms of the Loan Agreement
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and the other Loan Documents are hereby confirmed.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MGM GRAND, INC., a Delaware corporation

     /s/ Scott Langsner
By: ______________________________________
     Scott Langsner, Secretary and Treasurer


MGM GRAND ATLANTIC CITY, INC., a New Jersey corporation

     /s/ Scott Langsner
By: ______________________________________
     Scott Langsner, Secretary and Treasurer


MGM GRAND DETROIT, LLC, a Delaware limited liability company

     /s/ Scott Langsner
By: ______________________________________
     Scott Langsner, Secretary and Treasurer



BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent

     /s/ Janice Hammond
By: _______________________________________
     Janice Hammond, Vice President

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                                CONSENT OF BANK

          This Consent of Bank is delivered with reference to the Amended and Restated Loan Agreement dated as of July 17, 1997, among MGM Grand, Inc., a Delaware corporation ("Borrower"), MGM Grand Atlantic City, Inc., a New Jersey corporation ("Atlantic City"), as initial Co-Borrower, the Banks named therein, Societe Generale, The Bank of Nova Scotia, Bank of Scotland, Bankers Trust Company, CIBC Inc., Commerzbank AG, Los Angeles Branch, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, PNC Bank, National Association, and Wells Fargo Bank, N.A., as Managing Agents, Fleet Bank, N.A., as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent, Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

          The undersigned Bank hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Loan Agreement by the Administrative Agent on behalf of the Banks, substantially in the form presented to the undersigned as a draft.



______________________________
[Typed/Printed Name of Bank]

By: __________________________

Title: _________________________

Date: _________________________

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